UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 17, 2025

ADIENT PLC
(Exact name of registrant as specified in its charter)

Ireland	001-37757	98-1328821
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25 North Wall Quay, Dublin 1, Ireland D01 H104
(Address of principal executive offices)

Registrant’s telephone number, including area code: 734-254-5000

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading symbol(s)	Name of exchange on which registered
Ordinary Shares, par value $0.001	ADNT	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17     CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 17, 2025 (the “Amendment Effective Date”), Adient US LLC, a Michigan limited liability company (the “Lead Borrower”), Adient plc (the “Company”), and the other Loan Parties (as defined in the Amended Credit Agreement (as defined below)) entered into an amendment (the “Amendment”) to the Amended and Restated Revolving Credit Agreement, dated as of November 2, 2022 (as amended prior to the date hereof, the “Existing Credit Agreement” and, as amended by the Amendment, the “Amended Credit Agreement”), among the Lead Borrower, the Company, the other Loan Parties party thereto, each of the lenders identified therein and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (the “Agent”).

The Amendment, among other changes, (i) extends the maturity date under the Amended Credit Agreement to the date that is five years from the Amendment Effective Date and (ii) reduces the aggregate commitments under the Amended Credit Agreement to $1,000,000,000. The obligations under the Amended Credit Agreement continue to be guaranteed on a secured basis by the Company and certain of its material wholly-owned restricted subsidiaries.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX
Exhibit No.	Exhibit Description
10.1
Amendment No. 5 dated October 17, 2025 to the Amended and Restated Revolving Credit Agreement dated as of November 2, 2022, among the Lead Borrower, the Company, the other Loan Parties party thereto, the lenders party thereto, and the Agent.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADIENT PLC
Date: October 17, 2025	By:	/s/ Heather M. Tiltmann
	Name:	Heather M. Tiltmann
	Title:	Executive Vice President, Chief Legal and Human Resources Officer, and Corporate Secretary